UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 28, 2026

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a special meeting of the shareholders (the “Calavo Special Meeting”) held on April 28, 2026, the shareholders of Calavo Growers, Inc. (“Calavo”) voted to approve the proposals as set forth below. The proposals are described in detail in Calavo’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2026. The voting results regarding each proposal, as determined by Calavo’s Inspector of Election, are set forth below.

As of the close of business on March 16, 2026, the record date of the Calavo Special Meeting, there were 17,874,079 shares of common stock, par value $0.001 per share of Calavo (the “Calavo Common Stock”), outstanding, each of which was entitled to one vote on each proposal at the Calavo Special Meeting. At the Calavo Special Meeting, a total of 13,082,457 shares of Calavo Common Stock, representing approximately 73.19% of the outstanding shares of Calavo Common Stock entitled to vote, were present or represented by proxy, constituting a quorum to conduct business.

Proposal No. 1: To approve the Agreement and Plan of Merger, dated as of January 14, 2026 (the “Merger Agreement”), by and among Calavo, Mission Produce, Inc., a Delaware corporation (“Mission Produce”), Cantaloupe Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Mission Produce (“Merger Sub I”), and Cantaloupe Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Mission Produce (“Merger Sub II”), pursuant to which Merger Sub I will merge with and into Calavo (“First Merger”), with Calavo surviving the First Merger (the “Surviving Corporation”) (such proposal, the “Merger Agreement Proposal”).

The Merger Agreement Proposal was approved by the requisite vote of Calavo’s shareholders.

Votes For	Votes Against	Abstentions
12,110,759	960,154	11,544

Proposal No. 2: To approve, on a non-binding advisory basis, the compensation that will or may become payable by Calavo to its named executive officers in connection with the transactions contemplated by the Merger Agreement (such proposal, the “Merger-Related Compensation Proposal”).

The Merger-Related Compensation Proposal was not approved by the requisite vote of Calavo’s shareholders.

Votes For	Votes Against	Abstentions
5,327,795	7,724,865	29,797

Adjournment of the Calavo Special Meeting was deemed unnecessary because there was a quorum present and there were sufficient votes at the time of the Calavo Special Meeting to approve the Merger Agreement Proposal.

Pursuant to the terms of the Merger Agreement, the completion of the proposed transaction remains subject to certain closing conditions including but not limited to Calavo and/or Mission Produce receiving the applicable regulatory approvals in Mexico and the expiration or termination of all applicable waiting periods (and any extensions thereof) applicable to the proposed transaction under the antitrust laws in Mexico, or Calavo and/or Mission having obtained all requisite clearances, consents and approvals pursuant thereto. Assuming timely satisfaction of the remaining customary closing conditions set forth in the Merger Agreement, the closing of the Mergers (as defined below) is expected to occur during the fiscal quarter ending July 31, 2026. Trading of Calavo’s Common Stock, $0.001 par value per share (“Calavo Common Stock”), on the Nasdaq Global Select Market is expected to be halted before the opening of the market on the closing date, and upon the closing of the Mergers, Calavo Common Stock will be delisted from the Nasdaq Global Select Market.

Important Information About the Proposed Transaction and Where to Find It

On March 9, 2026, Mission Produce filed a registration statement on Form S-4 (as amended, the “Registration Statement”) with the SEC, which includes a prospectus with respect to the shares of Mission Produce’s common stock to be issued in the First Merger and a joint proxy statement for Mission Produce’s stockholders and Calavo’s shareholders. On March 18, 2026, Mission Produce filed Amendment No. 1 to the Registration Statement. The Registration Statement was declared effective on March 20, 2026, and Mission Produce filed a final prospectus on March 20, 2026, and Calavo filed a definitive proxy statement on March 20, 2026 (together, the “Joint Proxy Statement/Prospectus”). Mission Produce commenced mailing the Joint Proxy Statement/Prospectus to its stockholders and Calavo commenced mailing the Joint Proxy Statement/Prospectus to its shareholders on or about March 25, 2026. Each of Calavo and Mission Produce may also file with or furnish to the SEC other relevant documents regarding the “Mergers,” which refer to, collectively, the First Merger and such other merger to be consummated immediately following the First Merger, in which the Surviving Corporation will merge with and into Merger Sub II (“Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement/Prospectus or any other document that Calavo may mail to its shareholders or Mission Produce may mail to its stockholders in connection with the Mergers.

INVESTORS AND SECURITY HOLDERS OF CALAVO AND MISSION PRODUCE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGERS OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING CALAVO, MISSION PRODUCE, THE MERGERS AND RELATED MATTERS.

Investors and security holders are able to obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus (if and when available) and other documents containing important information about Calavo, Mission Produce and the proposed transaction through the website maintained by the SEC at http://www.sec.gov. Copies of the Registration Statement and Joint Proxy Statement/Prospectus (if and when available) and other documents filed with the SEC by Calavo may be obtained free of charge on Calavo’s website at www.ir.calavo.com/financial-information/sec-filings or, alternatively, by directing a request by mail to Calavo’s Corporate Secretary at Attention: Corporate Secretary, Calavo Growers, Inc., 1141A Cummings Road, Santa Paula, CA 93060. Copies of the Registration Statement and Joint Proxy Statement/Prospectus (if and when available) and other documents filed with the SEC by Mission Produce may be obtained free of charge on Mission Produce’s website at www.investors.missionproduce.com/financial-information/sec-filings or, alternatively, by directing a request by mail to Mission Produce’s Corporate Secretary at Attention: Corporate Secretary, Mission Produce, 2710 Camino Del Sol, Oxnard, CA 93030.

Participants in the Solicitation

Calavo, Mission Produce and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed transaction. Information about Calavo’s directors and executive officers is available in Calavo’s Annual Report on Form 10-K for the year ended October 31, 2025, as amended. Information about Mission Produce’s directors and executive officers is available in Mission Produce’s annual report on Form 10-K for the year ended October 31, 2025, and proxy statement for Mission Produce’s 2026 Annual Meeting of Stockholders, which was filed with the SEC on February 24, 2026. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement and Joint Proxy Statement/Prospectus, and all other relevant materials filed or to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Registration Statement and Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements relating to future events and results of Calavo (including financial projections and business trends) that are “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties, and assumptions. These statements are based on our current expectations and are not promises or guarantees. If any of the risks or uncertainties materialize or the assumptions prove incorrect, the results of Calavo may differ materially from those expressed or implied by such forward-looking statements and assumptions. We refer to Calavo Growers, Inc. and its consolidated subsidiaries as “Calavo,” “we,” “our” and “us.” The use of words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” and “believes,” among others, generally identify forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including, but not limited to, statements about trends in sales and volume growth of tomatoes, avocados and guacamole products in the United States and international markets; the success and likelihood of obtaining necessary regulatory approvals for the proposed transaction; the success and profitability of certain branded products; the seasonality of certain retail and foodservice opportunities; the benefits of the proposed transaction involving Calavo and Mission Produce, including future financial and operating results, Calavo’s and Mission Produce’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the proposed transaction, and other statements that are not historical facts; any statements of the plans, strategies and objectives of management for future operations, including execution of restructuring and integration (including information technology systems integration) plans; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Calavo and its financial performance; statements regarding pending internal or external investigations, legal claims or tax disputes; statements regarding our cybersecurity risk management and planned enhancements to controls and documentation; statements regarding working capital and liquidity, including the timing and magnitude of tariff prepayments and the timing of value added tax (“IVA”) refund collections in Mexico; statements regarding the timing and outcomes of legal and tax proceedings in Mexico, including the recovery of IVA receivables and the resolution of assessments by the Mexican Tax Administrative Service (“SAT”); statements regarding potential changes in Mexico’s tax policies or enforcement actions and the expected effects on our operations, costs, tax positions or liquidity; any statements of expectation or belief; and any statements about future risks associated with doing business internationally (including possible restrictive U.S. and foreign governmental actions, such as restrictions on transfers of funds, restrictions as a result of trade protection measures such as import/export/customs duties, tariffs and/or quotas).

Risks and uncertainties that may cause our actual results to be materially different from any future results expressed or implied by the forward-looking statements include, but are not limited to, the following: the risk that Calavo or Mission Produce may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction; the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Calavo’s or Mission Produce’s common stock; the risk of litigation related to the proposed transaction; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; adverse economic conditions; reductions in spending from Calavo or Mission Produce clients, a slowdown in payments by such clients; risks related to each company’s ability to attract new clients and retain existing clients; changes in client advertising, marketing, and corporate communications requirements; failure to manage potential conflicts of interest between or among clients of each company; the ability of our management team to work together successfully; the impact of weather on market conditions; seasonality of our business; sensitivity of our business to changes in market prices of avocados and other agricultural products and other raw materials including fuel, packaging and paper; changes or actions associated with USDA-APHIS and the Mexican Secretary of Agriculture, Secretariat of Agriculture and Rural Development (SADER) phytosanitary regulations (certification regulation for the importation of Hass avocados to the United States); potential disruptions to our supply chain; risks associated with potential future acquisitions, including integration; potential exposure to data breaches and other cyber-attacks on our systems or those of our suppliers or customers; dependence on large customers; dependence on key personnel and access to labor necessary for us to render services; susceptibility to wage inflation; potential for labor disputes; reliance on co-packers for a portion of our production needs; competitive pressures, including from foreign growers; risks of recalls and food-related injuries to our customers; changing consumer preferences; the impact of environmental regulations, including those related to climate change; risks associated with the environment and climate change, especially as they may affect our sources of supply; our ability to develop and transition new products and services and enhance existing products and services to meet customer needs, including but not limited to new guacamole products; risks associated with doing business internationally (including possible non-compliance with U.S. and foreign laws applicable to international trade and dealings and possible restrictive U.S. and foreign governmental actions, such as restrictions on transfers of funds and trade protection measures such as import/export/customs duties, tariffs and/or quotas and currency fluctuations); risks associated with receivables from, loans to and/or equity investments in unconsolidated entities; volatility in the value of our common stock; the impact of macroeconomic trends and events; the effects of increased interest rates on our cost of borrowing and consumer purchasing behavior; the resolution of pending internal and external investigations, legal claims and tax disputes, including an assessment imposed by the SAT and our defenses against collection activities commenced by SAT; our ability to realize the expected expense savings from the sale of the Fresh Cut business; and risks related to enhanced regulatory scrutiny or inspection protocols, including detention holds by the U.S. Food and Drug Administration, which can result in shipment delays, third-party testing requirements, incremental logistics and handling costs, and inventory write-downs, and which could in the future result in additional delays, costs, loss of product value, or disruption to customer orders.

For further discussion of these risks and uncertainties and other risks and uncertainties that we face, please see the risk factors described in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent updates that may be contained in our Quarterly Reports on Form 10-Q and other filings with the SEC. Forward-looking statements contained in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K, and we undertake no obligation to update or revise the forward-looking statements, whether because of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
April 29, 2026

	By:	/s/ B. John Lindeman
B. John Lindeman
President and Chief Executive Officer
(Principal Executive Officer)